UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	May 16, 2012
(Date of earliest event reported):	May 10, 2012

Commission File No. 1-14588

CODORUS VALLEY BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2428543
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
105 Leader Heights Road P.O. Box 2887 York, Pennsylvania	17405-2887
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   717-747-1519

Former name or former address, if changed since last Report:   N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 - Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Codorus Valley Bancorp, Inc. is saddened to report that Director William H. "Bill" Simpson died on May 10, 2012. Mr. Simpson was previously President of the Susquehanna Pfaltzgraff Company and more recently was Vice Chairman of Susquehanna Real Estate LP. Mr. Simpson served Codorus Valley and PeoplesBank as a director, providing his unique insight and enthusiastic service, from 2006 until his death. He was also deeply involved in non-profit activities in York County and across Pennsylvania and the nation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 16, 2012	CODORUS VALLEY BANCORP, INC. By: /s/ Larry J. Miller Larry J. Miller, President and CEO